CERTIFICATE

The undersigned, Secretary of Cantor Select Portfolios Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on April 6, 2022, and is in full force and effect:

WHEREAS, the Trust, a trust organized under the laws of the State of Delaware, has filed with the Securities Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a registration statement on Form N-14 (File No. 333-271376) (the “Registration Statement”).

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the Trustees of the Trust hereby constitute and appoint each of Terrence Davis and/or Tanya Boyle and/or William Ferri and/or John Jones, as attorney for the Trust and in its name, place and stead, to execute and file any amendments to the Trust’s Registration Statement and to execute and file any necessary filings with the regulatory agencies, including the SEC, as required, granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

Dated: May 23, 2023

CANTOR SELECT PORTFOLIOS TRUST

/s/ John Jones
John Jones Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Select Portfolios Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or John Jones, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-271376) , and any and all amendments thereto, filed by the Trust of which William Ferri is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of William Ferri, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of May 2023.

/s/ William Ferri
William Ferri Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Select Portfolios Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or John Jones, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-271376) , and any and all amendments thereto, filed by the Trust of which Louis R. Zuria is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Louis R. Zurita, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of May 2023.

/s/Louis R. Zurita
Louis R. Zurita Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Select Portfolios Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or John Jones, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-271376) , and any and all amendments thereto, filed by the Trust of which Douglas Barnard is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Douglas Barnard, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of May 2023.

/s/ Douglas Barnard
Douglas Barnard Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Select Portfolios Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or John Jones, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-271376) , and any and all amendments thereto, filed by the Trust of which Ramona Heine is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ramona Heine, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of May 2023.

/s/ Ramona Heine
Ramona Heine Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Cantor Select Portfolios Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or John Jones, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-271376) , and any and all amendments thereto, filed by the Trust of which Zachary Richmond is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Zachary Richmond, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of May 2023.

/s/ Zachary Richmond
Zachary Richmond Treasurer, Principal Financial Officer, and Principal Accounting Officer